UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

ASV HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38089	82-1501649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, MN		55744
(Address of Principal Executive Offices)		(Zip Code)

(218) 327-3434

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders of ASV Holdings, Inc., a Delaware corporation (“ASV”), held on September 4, 2019, the stockholders approved the following proposals:

1.

Proposal to adopt and approve the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) entered into on June 26, 2019 among ASV, Yanmar America Corporation, a Georgia corporation (“Yanmar”), Osaka Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Yanmar (“Merger Sub”), and (solely for the purposes specified in the Merger Agreement) Yanmar Co., Ltd., a company organized under the laws of Japan, and the transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will be merged with and into ASV, with ASV continuing as the surviving corporation and a wholly owned subsidiary of Yanmar (the “Merger”).  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions
7,998,119	1,572	4,500

2.

Proposal to adjourn the ASV special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement if there are insufficient votes at the time of such adjournment to approve such proposal. The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions
7,988,109	10,982	5,100

Due to the approval of Proposal 1 to adopt the Merger Agreement and approve the Merger, Proposal 2 to approve adjournment of the ASV special meeting was not implemented. Each proposal is described in detail in ASV’s definitive proxy statement, dated July 30, 2019, which was filed with the Securities and Exchange Commission on July 30, 2019 and first mailed to ASV’s stockholders on or about July 31, 2019. The Merger contemplated by the Merger Agreement is expected to close on September 11, 2019, subject to customary closing conditions.

As of the close of business on the record date for the special meeting, which was July 26, 2019, there were 9,909,858 shares of common stock outstanding and entitled to vote at the special meeting.  Each share of common stock was entitled to one vote per share.  Stockholders owning a total of 8,004,191 of ASV’s common stock voted at the special meeting, representing approximately 80.76% of ASV’s common stock outstanding as of the record date for the special meeting.

Item 8.01. Other Events.

On September 4, 2019, ASV issued a press release announcing voting results for the proposal to approve the Merger with Yanmar. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Yanmar and ASV, including statements regarding the anticipated timing of the transaction.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause actual future events to differ materially from the forward-looking statements contained in this filing, including but not limited to:  (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect ASV’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the transaction on ASV’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of ASV and potential difficulties in ASV employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from ASV’s ongoing business operations, and (vii) the outcome of any legal proceedings instituted against ASV or Yanmar related to the Merger Agreement or the transaction.  ASV’s actual results may differ from information contained in these forward looking-statements for many reasons, including those described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, any subsequent Current Reports on Form 8-K and other filings with the SEC which are or will be available on ASV’s EDGAR page at www.sec.gov. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause ASV’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although ASV believes that the expectations reflected in the forward-looking statements are reasonable, ASV cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, after the date of this release, ASV is under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of September 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASV HOLDINGS, INC.

Date: September 4, 2019	By: /s/ Andrew M. Rooke
Name: Andrew M. Rooke
Title: Chief Executive Officer